EXHIBIT 10.1

                                FOURTH AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT


THE PARTIES HERETO, BIG DOG HOLDINGS, Inc., a Delaware Corporation and BIG DOG USA, INC., a California corporation (individually and collectively "Borrowers," "Debtors," or "Makers"), and Israel Discount Bank Limited ("Lender," "Bank," "Creditor," or "Payee"), hereby Amend that certain Amended and Restated Credit Agreement ("the Agreement") dated June 30, 1995 and the other loan documents, as defined below effective as of November 10, 1997, as follows:

                                    RECITALS

         A. Borrowers are currently indebted to Lender directly and contingently, pursuant to the terms and conditions of the AGREEMENT, made by Borrowers to the order of Bank, as payee; and together with all other documents executed in connection, therewith, as such documents may have been, at any time, amended, otherwise modified, renewed or extended to the date hereof, (the "Credit Agreements"); and

         B. Borrowers and Lender have agreed to amend the Credit Agreements as set forth herein.

     NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties agree as follows;

                                    AGREEMENT

         1. Amendment not a Novation. This Amendment amends and supplements all the loan documents ("Original Documents") as defined by Section 1.2.25 and "Documents" as defined by Section 1.2.10 of the Agreement. This Amendment is not, and should not be construed as, a novation. All terms of the Credit Agreements not specifically amended and altered by this Amendment will remain in full force and effect, and the terms of which are incorporated herein by reference.

         2.  Decrease  of  Revolving  Line of Credit.  Sections  1.2.4,  1.2.21,
1.2.31, 1.2.32, 1.2.33, 2.1, and 2.2 of the Agreement are amended only to decrease the Revolving Credit Facility, as defined by Sections 1.2.31 and 2.1, from "$10,500,000" to "$3,000,000." The total amount of indebtedness ("Maximum Commitment"), as defined by Section 1.2.21 of the Agreement shall be decreased to $3,000,000.

         3. Release of Guarantors. Sections 1.2.13, 1.2.14, 5.11, 6.15, 8.18 and 17 are amended to read "Deleted." The numbering of the subsequent Sections will not change.

                  Section 1.2.23 is amended to read as follows: "Borrowers." Sections 8.13 and 8.14 are amended to delete "or any Guarantor" wherever it appears in those sections.

         4. Release of Subordination. Sections 1.2.37, 1.2.38, and 8.19 are amended to read "Deleted." The numbering of the subsequent Sections will not change.

                  Sub-Sections (b) and (c) of Section 7.6 are amended to read "Deleted." The lettering of the Subsequent Sub-Sections will not change.

         5. Amendment of Note. Effective as of the date hereof, the Revolving Credit Note is amended by deleting the reference to "$10,500,000" therein and replacing such reference with "$3,000,000."

         6. No Modification of Other Obligations. Except as is otherwise specifically set forth herein, all obligations of Borrower and Lender, shall remain unmodified and in full force and effect.

         7. Costs; Expenses; Attorneys' Fees. Borrower shall reimburse Lender on demand for all costs and expenses, including reasonable attorneys' fees expended or incurred by Lender in the present and any future negotiation, preparation and executions of this Agreement.

         8. Execution in Counterparts. This Amendment Agreement may be executed in counterparts and each counterpart shall constitute one and the same original document.

         9. Use of Copy in Lieu of Original. A copy of this Amendment Agreement shall have the same force and effect as the original.

         10. Entire Agreement. This Amendment together with all other Amendments to the Agreement and all Other Documents executed in connection, therewith, as such documents may have been amended, otherwise modified, or renewed, the Credit Agreements, embody the entire agreement and understanding among the parties hereto. There are no oral agreements or understandings. No course of prior dealings, usage of trade, or oral conversation shall be admissible to supplement or explain this Amendment. The parties have read Section 20 of the Agreement, the terms of which are restated and incorporated here by reference.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.


BIG DOG USA, INC.                           ISRAEL DISCOUNT BANK LIMITED
                                            Los Angeles Agency

By:     /s/ANTHONY WALL                     By:  ______________________________

Title:  Exec. V.P.  Date:  ___________      Title:  __________  Date:  ________



BIG DOG HOLDINGS, INC.


By:  /s/ANTHONY WALL

Title:  Exec. V.P.       Date:  ___________